Exhibit 99.2

ETHAN ALLEN INTERIORS INC.

AMENDED AND RESTATED 1992 STOCK OPTION PLAN

(January 27, 2015)

1.      Purpose. The purpose of this Ethan Allen Interiors Inc. 1992 Stock Option Plan (the “Plan) is to increase stockholder value, to advance the interests of Ethan Allen Interiors Inc. (the “Company”), its subsidiary, Ethan Allen Inc. (“Ethan Allen”) and its and Ethan Allen’s other subsidiaries and affiliates (collectively, the “Subsidiaries”), to strengthen the Company’s ability to attract and retain the services of experienced and knowledgeable independent directors to enhance the Company’s, and its Subsidiaries’ ability to attract, retain and motivate employees, and to provide such directors and employees with an opportunity to acquire an equity interest in the Company.

2.      Administration.

2.1     Administration, Generally.   Subject to the terms and conditions of the Plan, the Plan shall be administered by the Compensation Committee of the Company’s Board of Directors, or by such other committee of the Board as the Board may determine (the “Committee”).

2.2      Authority.   Subject to the terms and conditions of the Plan, the Committee shall have the authority to (a) manage and control the operation of the Plan, (b) interpret and construe the provisions of the Plan or the provisions of any award under the Plan, and prescribe, amend and rescind rules and regulations relating to the Plan, (c) make awards under the Plan, in such forms and amounts and subject to such restrictions, limitations and conditions as it deems appropriate, including, without limitation, awards which are made in combination with or in tandem with other awards (whether or not contemporaneously granted), (d) modify the terms of, cancel and reissue, or repurchase outstanding awards, (e) prescribe the form of, agreement, certificate or other instrument evidencing any award under the Plan, (f) correct any defect or omission and reconcile any inconsistency in the Plan or in any award hereunder, and (g) make all other determinations and take all other actions as it deems necessary or desirable for the implementation and administration of the Plan; provided, however, that the Committee shall not have the authority to (x) decrease the exercise price, (y) extend the duration of, or (z) alter any cash buy-out of outstanding Stock Options or SARs (repricing) without first having obtained the consent of a majority of the Stockholders. Notwithstanding the foregoing provisions of this subsection 2.2, the Chief Executive Officer (“CEO”) of the Company shall submit his recommendation for awards under the Plan to the Committee or, if no such Committee exists, to the Company’s Board of Directors (the “Board”). The Committee, or the Board, if no such Committee shall exist, shall duly consider the recommendations of the CEO, and shall have the authority to accept, modify or reject the CEO’s recommendation, or to request the CEO to reconsider such recommendation or to request the CEO to reconsider such recommendation. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons.

3.      Participation.   Subject to the terms and conditions of Section 2 and the remainder of the Plan, the Committee shall determine and designate from time to time the directors of the Company and employees of the Company and its Subsidiaries who shall receive awards under the Plan (“Participants”). The granting of awards, if any, and the size of such awards are purely discretionary, and, no employee or director shall have any right or privilege to be considered as a Participant, and no Participant shall have any right or privilege, or be deemed to have an expectation of being, recommended for an award.

4.      Shares Subject to the Plan.

4.1     Number of Shares Reserved.   Shares of common stock, $.01 par value, of the Company (“Common Stock”) shall be available for awards under the Plan. To the extent provided by resolution of the Board, such shares may be uncertificated. Subject to adjustments in accordance with subsections 4.2 and 4.3 for events occurring after October 10, 2007, the aggregate number of shares of Common Stock available for awards under the Plan (including any Stock Options which are intended to be Incentive Stock Options) shall be equal to 6,487,867.

4.2     Reusage of Shares.

(a)   In the event of the exercise or termination (by reason of forfeiture, expiration, cancellation, surrender or otherwise) of any award under the Plan, that number of shares of Common Stock that was subject to the award but not delivered shall again be available for awards under the Plan.

(b)   Notwithstanding the provisions of paragraph (a), the following shares shall not be available for reissuance under the Plan: (i) shares which are withheld from any award or payment under the Plan to satisfy tax withholding obligations (as described in paragraph 8.5(e)); (ii) shares which are surrendered to fulfill tax obligations (as described in paragraph 8.5(e)); and (iii) shares which are surrendered in payment of the Option Price (as defined in subsection 6.1) upon the exercise of a Stock Option.

4.3      Adjustments to Shares Reserved.   In the event of any merger, consolidation, reorganization, recapitalization, spinoff, split-up, stock dividend, stock split, reverse stock split, repurchase, exchange or other distribution with respect to shares of Common Stock or other change in the corporate structure or capitalization affecting the Common Stock, the type and number of shares of stock which are or may be subject to awards under the Plan and the terms of any outstanding awards (including the price at which shares of stock may be issued pursuant to an outstanding award) shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of benefits awarded or to be awarded to Participants under the Plan.

4.4      Individual Limits.   The maximum number of shares of Common Stock that may be covered by Options and SARs granted to any one individual during any fiscal year of the Company shall be 500,000 shares (subject to adjustment in accordance with subsection 4.3). For Restricted Stock or Stock Unit awards that are intended to constitute “Performance-Based Compensation” within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, the maximum number of shares of Common Stock that may be delivered to any one individual with respect to such awards granted during any fiscal year of the Company shall be 500,000 shares (subject to adjustment in accordance with subsection 4.3).

5.      Restricted Stock and Stock Units.

5.1     Awards.   Subject to the terms and conditions of the Plan, there shall be designated the Participants to whom shares of Restricted Stock or Stock Units are to be awarded under the Plan, shall determine the number and terms of the shares of Restricted Stock to be awarded to each of them and, with respect to an award of a Stock Unit, the number of shares of Common Stock covered by the Stock Unit. For purposes of the Plan, “Restricted Stock” is a grant of Common Stock which Common Stock is subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee. For purposes of the Plan, a “Stock Unit” is a grant of a right to receive a share of Common Stock in the future upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

5.2     Restrictions.   Shares of Restricted Stock and Stock Units awarded under the Plan shall be subject to such conditions, restrictions and contingencies as the Committee shall determine, including provisions relating to dividend or dividend equivalent rights.

5.3     Performance-Based Compensation.   The Committee may designate an award of Restricted Stock or a Stock Unit granted to any Participant as Performance-Based Compensation. To the extent required by section 162(m) of the Code, any award that is so designated shall be conditioned on the achievement of one or more performance targets as determined by the Committee. The performance targets established by the Committee may be with respect to corporate performance, operating group or sub-group performance, individual company performance, other group or individual performance, or division performance, and shall be based on one or more of the Performance Criteria (described in subsection 5.3). At the time of grant, the Committee shall designate whether an award of Restricted Stock or an award of a Stock Unit is intended to constitute Performance-Based Compensation.

5.4     Performance Criteria.   For purposes of the Plan, “Performance Criteria” shall mean performance targets based on one or more of the following criteria: (a) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or non-recurring items or book value per share (which may exclude nonrecurring items) or net earnings; (b) pre-tax income or after-tax income; (c) earnings per share (basic or diluted); (d) operating profit; (e) revenue, revenue growth or rate of revenue growth; (f) return on assets (gross or net), return on investment (including cash flow return on investment), return on capital (including return on total capital or return on invested capital), or return on equity; (g) returns on sales or revenues; (h) operating expenses; (i) stock price appreciation; (j) cash flow (before or after dividends), free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital or cash flow per share (before or after dividends); (k) implementation or completion of critical projects or processes; (l) economic value created; (m) cumulative earnings per share growth; (n) operating margin or profit margin; (o) stock price or total stockholder return; (p) cost targets, reductions and savings, productivity and efficiencies; (q) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (r) personal professional objectives, including any of the foregoing performance targets, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (s) funds from operations (FFO) or funds available for distribution (FAD); (t) economic value added (or an equivalent metric); (u) stock price performance; (v) improvement in or attainment of expense levels or working capital levels; or (w) any combination of, or a specified increase in, any of the foregoing. Where applicable, the performance targets may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The performance targets may include a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occurs, and a maximum level of performance above which full vesting will occur. Each of the foregoing performance targets shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring events and the cumulative effects of tax or accounting principles and identified in financial statements, notes to financial statements, management’s discussion and analysis or other SEC filings.

6.     Stock Options.

6.1     Awards.   Subject to the terms and conditions of the Plan, there shall be designated the Participants to whom options to purchase shares of Common Stock (“Stock Options”) are to be awarded under the Plan and shall determine the number, type and terms of the Stock Options to be awarded to each of them; provided however, that each Stock Option shall expire on the earlier of the date provided by the option terms or the date which is 10 years after the date of grant. The option price per share (the “Option Price”) for any Stock Option awarded shall not be less than the greater of par value or the Fair Market Value of a share of Common Stock on the date the Stock Option is awarded. Each Stock Option awarded under the Plan shall be a “nonqualified stock option” for tax purposes unless the Stock Option satisfies all of the requirements of section 422 of the Code and the Committee designates such Stock Option as an Incentive Stock Option.

6.2      Manner of Exercise.   A Stock Option may be exercised, in whole or in part, by giving written notice to the CEO (or his or her designee) prior to the date on which the Stock Option expires; provided, however, that a Stock Option may only be exercised with respect to whole shares of Common Stock. Such notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment of the Option Price for such shares in such form and manner as the Committee may from time to time approve.

7.     Stock Appreciation Rights.

7.1     Awards.   Subject to the terms and conditions of the Plan, there shall be designated the Participants to whom stock appreciation rights (“SARs”) are to be awarded under the Plan and shall determine the number and terms of the SARs to be awarded to each of them; provided, however, that each SAR shall expire on the earlier of the date provided by the terms of the SAR or the date which is 10 years after the date of grant.

7.2     Payment.   Subject to the terms and conditions of the Plan, upon exercise of an SAR, a Participant shall be entitled to receive that number of shares of Common Stock having a Fair Market Value (as of the date of exercise) equal to the product of:

(a)    the number of shares of Common Stock as to which the SAR is exercised; and

(b)   the excess of the Fair Market Value (as of the date of exercise) of a share of Common Stock over the exercise price of the SAR;

provided, however, that, in lieu of fractional shares of Common Stock, a Participant shall be entitled to receive an appropriate cash payment; and provided further that the Committee, in its sole discretion, may elect to settle the SAR (or any portion thereof) in cash equal to the Fair Market Value on the exercise date of any or all of the shares of Common Stock that would otherwise be issuable upon exercise.

7.3     Manner of Exercise.   An SAR may be exercised, in whole or in part, by giving written notice to the CEO (or his or her designee) prior to the date on which the SAR expires. Such notice shall specify the number of shares with respect to which the SAR is exercised. As soon as practicable after receipt of such notice, the Company shall deliver to the Participant certificates for the shares of Common Stock or cash, or both, to which the Participant is entitled pursuant to subsection 7.2.

8.     General.

8.1     Effective Date.   The Plan shall be effective as of March 23, 1993.

8.2     Duration.   The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any awards under it are outstanding.

8.3     Non-transferability of Awards; Other Agreements.   Except as otherwise provided by the Committee, no award made under the Plan may be transferred, pledged or assigned by the holder thereof (except in the event of the holder’s death, by will or the laws of descent and distribution) and the Company shall not be required to recognize any attempted assignment of such rights by any Participant. During a Participant’s lifetime, awards may be exercised only by him or by his guardian or legal representative. Awards under the Plan, including any Stock Options, SARs, Restricted Stock, Stock Units and Common Stock issued in connection with Stock Options, SARs, Stock Units or otherwise, will also be subject to any other agreements entered into, from time to time, by the Participant and the Company.

8.4      Effect of Termination of Employment or Death.   In the event that a Participant ceases to be an employee of the Company as a result of his or her death any Stock Options or SARs then outstanding may be exercised or shall expire 120 days thereafter, and therefore may be exercised by such Participant’s estate within 120 days thereafter, unless otherwise provided in accordance with the terms of the award. In the event that a Participant, who is an employee, ceases to be an employee of the Company for any reason, other than death) any Stock Options or SARs then outstanding may be exercised or shall expire 90 days thereafter, and therefore may be exercised by such Participant within 90 days thereafter, unless otherwise provided in accordance with the terms of the award.

8.5     Compliance with Applicable Law and Withholding.

(a)    Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue any shares of Common Stock under the Plan if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

(b)   Prior to the issuance of any shares of Common Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Act of 1933.

(c)    With respect to any person who is subject to section 16(a) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any award under the Plan that it deems necessary or desirable to comply with the requirements of Rule 16b-3.

(d)   If, at any time, the Company, in its sole discretion, determines that the listing, registration or qualification (or any updating of any such document) of any award, or the shares of Common Stock issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any award or the issuance of shares of Common Stock pursuant to any award, such award shall not be made and the shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

(e)    All awards and payments under the Plan which are made to employees of the Company are subject to withholding of all applicable taxes and the Company shall have the right to withhold from any such award under the Plan or to collect as a condition of any payment under the Plan, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, a Participant may elect to have any distribution otherwise required to be made under the Plan to be withheld or to surrender to the Company shares of Common Stock already owned by the Participant to fulfill any tax withholding obligation.

8.6      No Continued Employment.   The Plan does not constitute a contract of employment or continued service, and participation in the Plan will not give any employee or Participant the right to be retained in the employ of the Company or the right to continue as a director of the Company or any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan or the terms of any award under the Plan.

8.7     Treatment as a Stockholder.   Any award to a Participant under the Plan shall not create any rights in such Participant as a stockholder of the Company until shares of Common Stock are registered in the name of the Participant.

8.8     Amendment and Termination of the Plan.   The Board may, at any time and in any manner, amend, alter, suspend, discontinue, or terminate the Plan or any award outstanding under the Plan; provided however, that no such amendment, alteration, suspension, discontinuance or termination shall:

(a)    increase or decrease the number of shares reserved under subsection 4.1 without stockholder approval (other than increases of decreases resulting from the application of subsection 4.3);

(b)   increase or decrease the individual limits under subsection 4.4 (other than increases or decreases resulting from the application of subsection 4.3) or the Performance Criteria set forth in subsection 5.4 without stockholder approval;

(c)    be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange or automated quotation system upon which the Common Stock is listed or quoted;

(d)   alter or impair the rights of Participants with respect to awards previously made under the Plan without the consent of the holder thereof; or

(e)    make any change that would disqualify the Plan, intended to be so qualified, from the exemption provided by Rule 16b-3.

8.9     Immediate Acceleration of Incentives.   Notwithstanding any provision in this Plan to the contrary or the normal terms of vesting under any award, all outstanding Stock Options and SARs will become immediately exercisable, all Stock Units shall be immediately vested and all outstanding shares of Restricted Stock will be immediately vested if a Change in Control occurs. For purposes of this Plan, a “Change in Control” shall have occurred if a Business Combination (as defined in Article Fifth of the Company’s Certificate of Incorporation) occurs and is consummated and the disinterested directors of the Company either do not approve such Business Combination in accordance with Article Fifth, or do approve such Business Combination and so authorize such immediate exercisability in connection with such Business Combination.

8.10     Definition of Fair Market Value.   Except as otherwise determined by the Committee, the “Fair Market Value” of a share of Common Stock as of any date shall be equal to the closing sale price of a share of Common Stock as reported on The National Association of Securities Dealers’ New York Stock Exchange Composite Reporting Tape (or if the Common Stock is not traded on the New York Stock Exchange, the closing sale price on the exchange on which it is traded or as reported by an applicable automated quotation system) (the “Composite Tape”) on the applicable date or, if no sales of Common Stock are reported on such date, the closing sale price of a share of Common Stock on the date the Common Stock was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable).

8.11     Other Agreements.   All Options, SARS, Restricted Stock, Stock Units and shares of Common Stock issued in respect thereof, will be subject to any other agreements, if any, between the Company and a Participant that is issued awards hereunder.

Amended as of January 27, 2015